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Exhibit 32.1

                         LSB CORPORATION AND SUBSIDIARY

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
            AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LSB Corporation (the "Company") on Form 10-Q for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul A. Miller, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C.
section 1350, as added by section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2005 and results of operations of the Company for the three months ended March 31, 2005.

                                                    /s/ Paul A. Miller
                                                    -------------------------
                                                    Paul A. Miller
                                                    President and
                                                    Chief Executive Officer

                                                    May 13, 2005

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